                                                    EXHIBIT 12
                   HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND CASH VALUES

It is impossible to illustrate  exactly how a Policy will perform in the future.  However,  you can  illustrate how the Policy works and may be able to better compare a Policy with other life  insurance  plans,  using  hypothetical illustrations  based on the personal  characteristics  of the Insured(s) as well as certain  assumptions  about the future.  You can also do this by  requesting  from us  personalized  hypothetical  illustrations  based on: (a) the
Age(s) of the  Insured(s);  (b) the tobacco  usage class and expected  risk  class(es) of the  Insured(s);  (c) the gender of the  Insured(s),  where  permitted;  and (d) the Face Amount you seek or the amount of Premium you intend to pay.

The  hypothetical  illustrations  that follow show the changes in the Death  Benefit,  Account Value and Cash Value over time based on certain  assumptions.  All values are  provided as of the end of each  Policy  Year  shown.  The assumptions used are as follows:

1.       Hypothetical  average  annual  gross  rates of return in the  Portfolios  of 0%,  6% and 12%.  Of  course, actual  investment  performance is not a constant rate. If the  hypothetical  gross rate of return were to fluctuate  above or below the 0%, 6% or 12% average  over a period of years,  the Death  Benefit,  Account
         Value and Cash Value may be different.  HYPOTHETICAL  RATES OF RETURN ARE FOR  ILLUSTRATIVE  PURPOSES ONLY
         AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE.

2.       Hypothetical  constant  expense  ratios of 1.19% for the  Portfolios.  The total  annual  expenses for the underlying  mutual  funds are shown in the  section  entitled  "Variable  Investment  Options."  The 1.19%
         hypothetical  expense  ratio  is the  average  of the  actual  total  annual  expenses  for all  available
         Portfolios  as of December  31, 2001.  Certain of the  Portfolios  have not been in  existence  for a full year and,  therefore,  the total annual expenses for those  Portfolios are estimated and  annualized.  The
         1.19%  hypothetical  expense  ratio,  when deducted from the  hypothetical  average  annual gross rates of return equals a hypothetical average annual net rate of return of -1.19%, 4.81% and 10.81%, respectively.

3.       The  mortality  and  expense  risk  charge  assessed  against  the  assets in the  Separate  Account at an annualized  rate of 0.90% for the  first 15 years and 0.25%  thereafter.  The  charge  for  administrative expenses  connected with  operating the Separate  Account is 0.25% per year. It is also assumed that there is no tax charge assessed against the Separate Account.

4.       The charges under the Policy,  including  the cost of insurance  charges  differ by gender,  tobacco usage class and  attained  age.  It is assumed  that there are no transfer  fees  applicable.  The  hypothetical illustrations are presented based on both the current and guaranteed cost of insurance charges.

5.       There are no loans,  loan repayments,  withdrawals,  accelerated death benefit payments or amounts paid to maintain  the Policy in effect  during a grace  period.  The  hypothetical  values will include Cash Value
         Credits, if applicable.

6.       The Age(s) and, where  applicable,  gender of the Insured(s) are shown in each  illustration.  The cost of insurance  charges differ based on the age(s) of the  Insured(s) on the Policy Date and,  where  permitted by law, the gender of the Insured(s).

7.       The Insured(s) is/are eligible for the no tobacco use class.

8.       The Insured(s) is/are considered to be in the preferred risk class.

9.       The Premium and Face Amount are as shown in each illustration.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
----------------------------------------------------------------------------------------------------------------------------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $69,250               55                 Male           Single Life             0%              No Usage
                                                                                                     (-1.19% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $24,170             $21,670             $64,533            $23,987            $21,487            $64,046
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 23,366             20,991              59,583              23,004            20,629              58,660
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 22,588             20,338              55,114              22,053            19,803              53,809
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 21,834             19,834              51,093              21,133            19,133              49,451
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 21,105             19,355              47,276              20,243            18,493              45,344
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 20,400             18,900              43,859              19,383            17,883              41,674
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 19,717             18,467              40,616              18,553            17,303              38,218
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 19,055             18,055              37,730              17,750            16,750              35,145
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 18,415             17,665              34,989              16,975            16,225              32,252
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                17,796             17,796              32,389              16,227            16,227              29,533
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                17,239             17,239              30,169              15,547            15,547              27,207
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                16,699             16,699              28,055              14,892            14,892              25,019
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                16,175             16,175              26,042              14,236            14,236              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                15,667             15,667              25,000              13,545            13,545              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                15,174             15,174              25,000              12,813            12,813              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                14,791             14,791              25,000              12,111            12,111              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                14,418             14,418              25,000              11,341            11,341              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                14,054             14,054              25,000              10,485            10,485              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                13,697             13,697              25,000              9,522              9,522              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                13,350             13,350              25,000              8,430              8,430              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                11,728             11,728              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                10,286             10,286              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                9,004               9,004              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES
ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.  ACTUAL INVESTMENT  RESULTS WILL DEPEND ON
INVESTMENT  ALLOCATIONS  MADE BY THE POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE DEATH  BENEFIT,
ACCOUNT  VALUE AND CASH  VALUE FOR A POLICY  WOULD BE  DIFFERENT  FROM  THOSE  SHOWN IF  ACTUAL  INVESTMENT  RETURN
APPLICABLE TO THE POLICY  FLUCTUATED  ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS.  THE DEATH
BENEFIT,  ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE INVESTMENT  ALLOCATIONS  MADE
TO THE  SUB-ACCOUNTS  AND THE  RATES OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $69,250               55                 Male           Single Life             6%              No Usage
                                                                                                     (4.81% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $25,621             $23,121             $68,407            $25,427            $22,927            $67,890
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 26,257             23,882              66,956              25,851            23,476              65,919
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 26,911             24,661              65,662              26,274            24,024              64,107
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 27,581             25,581              64,539              26,695            24,695              62,466
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 28,269             26,519              63,322              27,114            25,364              60,736
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 28,974             27,474              62,294              27,531            26,031              59,193
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 29,698             28,448              61,178              27,947            26,697              57,570
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 30,441             29,441              60,273              28,359            27,359              56,150
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 31,203             30,453              59,286              28,766            28,016              54,656
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                31,985             31,985              58,213              29,172            29,172              53,093
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                32,870             32,870              57,523              29,652            29,652              51,891
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                33,780             33,780              56,750              30,137            30,137              50,629
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                34,716             34,716              55,893              30,630            30,630              49,315
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                35,679             35,679              55,302              31,138            31,138              48,264
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                36,669             36,669              55,097              31,657            31,657              47,566
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                37,936             37,936              55,793              32,378            32,378              47,620
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                39,247             39,247              56,540              33,093            33,093              47,675
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                40,605             40,605              57,344              33,798            33,798              47,731
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                42,011             42,011              58,212              34,488            34,488              47,788
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                43,466             43,466              59,147              35,162            35,162              47,847
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                51,554             51,554              64,799              38,324            38,324              48,170
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                61,947             61,947              73,088              41,142            41,142              48,541
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                74,469             74,469              83,812              43,524            43,524              48,985
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES
ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.  ACTUAL INVESTMENT  RESULTS WILL DEPEND ON
INVESTMENT  ALLOCATIONS  MADE BY THE POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE DEATH  BENEFIT,
ACCOUNT  VALUE AND CASH  VALUE FOR A POLICY  WOULD BE  DIFFERENT  FROM  THOSE  SHOWN IF  ACTUAL  INVESTMENT  RETURN
APPLICABLE TO THE POLICY  FLUCTUATED  ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS.  THE DEATH
BENEFIT,  ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE INVESTMENT  ALLOCATIONS  MADE
TO THE  SUB-ACCOUNTS  AND THE  RATES OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $69,250               55                 Male           Single Life            12%              No Usage
                                                                                                     (10.81% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $27,072             $24,572             $72,281            $26,867            $24,367            $71,735
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 29,317             26,942              74,759              28,863            26,488              73,602
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 31,752             29,502              77,475              31,001            28,751              75,642
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 34,392             32,392              80,476              33,287            31,287              77,892
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 37,253             35,503              83,447              35,732            33,982              80,041
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 40,355             38,855              86,764              38,347            36,847              82,446
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 43,719             42,469              90,060              41,142            39,892              84,753
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 47,365             46,365              93,782              44,128            43,128              87,372
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 51,317             50,567              97,503              47,314            46,564              89,897
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                55,742             55,742              101,450             50,719            50,719              92,309
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                60,702             60,702              106,229             54,632            54,632              95,606
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                66,107             66,107              111,060             58,843            58,843              98,856
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                71,996             71,996              115,913             63,382            63,382             102,045
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                78,427             78,427              121,562             68,285            68,285             105,841
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                85,450             85,450              128,392             73,576            73,576             110,550
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                93,715             93,715              137,829             79,778            79,778             117,331
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17               102,779             102,779             148,064             86,450            86,450             124,541
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18               112,719             112,719             159,186             93,606            93,606             132,193
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19               123,621             123,621             171,294            101,266            101,266            140,317
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20               135,578             135,578             184,488            109,456            109,456            148,943
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25               215,111             215,111             270,377            159,735            159,735            200,774
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30               341,301             341,301             402,679            229,537            229,537            270,816
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35               541,516             541,516             609,458            324,962            324,962            365,734
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES
ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.  ACTUAL INVESTMENT  RESULTS WILL DEPEND ON
INVESTMENT  ALLOCATIONS  MADE BY THE POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE DEATH  BENEFIT,
ACCOUNT  VALUE AND CASH  VALUE FOR A POLICY  WOULD BE  DIFFERENT  FROM  THOSE  SHOWN IF  ACTUAL  INVESTMENT  RETURN
APPLICABLE TO THE POLICY  FLUCTUATED  ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS.  THE DEATH
BENEFIT,  ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE INVESTMENT  ALLOCATIONS  MADE
TO THE  SUB-ACCOUNTS  AND THE  RATES OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $78,250               55                Female          Single Life             0%              No Usage
                                                                                                     (-1.19% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $24,206             $21,706             $72,618            $24,011            $21,511            $72,032
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 23,436             21,061              67,262              23,058            20,683              66,176
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 22,690             20,440              62,398              22,143            19,893              60,894
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 21,967             19,967              57,773              21,266            19,266              55,930
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 21,266             19,516              53,590              20,425            18,675              51,470
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 20,586             19,086              49,612              19,616            18,116              47,275
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 19,927             18,677              45,832              18,837            17,587              43,326
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 19,288             18,288              42,434              18,085            17,085              39,787
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 18,669             17,919              39,391              17,357            16,607              36,623
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                18,069             18,069              36,499              16,652            16,652              33,638
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                17,530             17,530              33,834              16,012            16,012              30,904
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                17,008             17,008              31,464              15,394            15,394              28,480
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                16,499             16,499              29,204              14,801            14,801              26,197
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                16,005             16,005              27,049              14,228            14,228              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                15,525             15,525              25,449              13,646            13,646              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                15,158             15,158              25,000              13,129            13,129              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                14,798             14,798              25,000              12,581            12,581              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                14,447             14,447              25,000              11,990            11,990              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                14,103             14,103              25,000              11,345            11,345              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                13,766             13,766              25,000              10,633            10,633              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                12,191             12,191              25,000              5,462              5,462              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                10,779             10,779              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                9,515               9,515              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES
ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.  ACTUAL INVESTMENT  RESULTS WILL DEPEND ON
INVESTMENT  ALLOCATIONS  MADE BY THE POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE DEATH  BENEFIT,
ACCOUNT  VALUE AND CASH  VALUE FOR A POLICY  WOULD BE  DIFFERENT  FROM  THOSE  SHOWN IF  ACTUAL  INVESTMENT  RETURN
APPLICABLE TO THE POLICY  FLUCTUATED  ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS.  THE DEATH
BENEFIT,  ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE INVESTMENT  ALLOCATIONS  MADE
TO THE  SUB-ACCOUNTS  AND THE  RATES OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $78,250               55                Female          Single Life             6%              No Usage
                                                                                                     (4.81% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $25,659             $23,159             $76,978            $25,452            $22,952            $76,356
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 26,337             23,962              75,586              25,911            23,536              74,366
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 27,033             24,783              74,340              26,381            24,131              72,548
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 27,748             25,748              72,978              26,863            24,863              70,650
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 28,483             26,733              71,778              27,357            25,607              68,941
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 29,239             27,739              70,465              27,862            26,362              67,148
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 30,015             28,765              69,034              28,375            27,125              65,263
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 30,812             29,812              67,787              28,893            27,893              63,565
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 31,632             30,882              66,743              29,413            28,663              62,062
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                32,474             32,474              65,598              29,935            29,935              60,468
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                33,423             33,423              64,507              30,537            30,537              58,936
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                34,401             34,401              63,642              31,149            31,149              57,626
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                35,408             35,408              62,672              31,777            31,777              56,245
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                36,446             36,446              61,593              32,426            32,426              54,800
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                37,515             37,515              61,495              33,094            33,094              54,248
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                38,870             38,870              62,115              33,987            33,987              54,311
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                40,275             40,275              62,773              34,887            34,887              54,376
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                41,732             41,732              63,480              35,789            35,789              54,441
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                43,243             43,243              64,247              36,687            36,687              54,507
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                44,810             44,810              65,081              37,576            37,576              54,574
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                53,689             53,689              70,451              41,867            41,867              54,938
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                65,009             65,009              78,579              45,790            45,790              55,348
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                78,788             78,788              89,517              49,142            49,142              55,834
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES
ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.  ACTUAL INVESTMENT  RESULTS WILL DEPEND ON
INVESTMENT  ALLOCATIONS  MADE BY THE POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE DEATH  BENEFIT,
ACCOUNT  VALUE AND CASH  VALUE FOR A POLICY  WOULD BE  DIFFERENT  FROM  THOSE  SHOWN IF  ACTUAL  INVESTMENT  RETURN
APPLICABLE TO THE POLICY  FLUCTUATED  ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS.  THE DEATH
BENEFIT,  ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE INVESTMENT  ALLOCATIONS  MADE
TO THE  SUB-ACCOUNTS  AND THE  RATES OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $78,250               55                Female          Single Life            12%              No Usage
                                                                                                     (10.81% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $27,112             $24,612             $81,337            $26,893            $24,393            $80,680
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 29,406             27,031              84,395              28,931            26,556              83,033
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 31,896             29,646              87,715              31,128            28,878              85,601
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 34,600             32,600              90,998              33,497            31,497              88,097
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 37,536             35,786              94,590              36,053            34,303              90,853
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 40,723             39,223              98,143              38,808            37,308              93,526
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 44,184             42,934              101,623             41,773            40,523              96,077
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 47,942             46,942              105,472             44,959            43,959              98,909
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 52,021             51,271              109,765             48,377            47,627             102,076
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                56,592             56,592              114,317             52,043            52,043             105,128
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                61,722             61,722              119,124             56,260            56,260             108,582
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                67,320             67,320              124,541             60,816            60,816             112,510
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                73,427             73,427              129,967             65,750            65,750             116,377
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                80,116             80,116              135,396             71,102            71,102             120,163
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                87,422             87,422              143,305             76,913            76,913             126,078
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                96,022             96,022              153,445             83,743            83,743             133,824
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17               105,468             105,468             164,384             91,135            91,135             142,044
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18               115,843             115,843             176,214             99,115            99,115             150,768
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19               127,239             127,239             189,043            107,710            107,710            160,028
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20               139,756             139,756             202,979            116,950            116,950            169,856
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25               223,419             223,419             293,171            174,422            174,422            228,877
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30               357,166             357,166             431,725            255,256            255,256            308,541
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35               570,979             570,979             648,735            366,462            366,462            416,367
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES
ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.  ACTUAL INVESTMENT  RESULTS WILL DEPEND ON
INVESTMENT  ALLOCATIONS  MADE BY THE POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE DEATH  BENEFIT,
ACCOUNT  VALUE AND CASH  VALUE FOR A POLICY  WOULD BE  DIFFERENT  FROM  THOSE  SHOWN IF  ACTUAL  INVESTMENT  RETURN
APPLICABLE TO THE POLICY  FLUCTUATED  ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS.  THE DEATH
BENEFIT,  ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE INVESTMENT  ALLOCATIONS  MADE
TO THE  SUB-ACCOUNTS  AND THE  RATES OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000             $113,500               55                Female           Joint Life             0%              No Usage
                                                55                 Male                              (-1.19% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $24,323             $21,823            $105,564            $24,323            $21,823            $105,564
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 23,655             21,280              97,460              23,655            21,280              97,460
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 22,996             20,746              90,142              22,996            20,746              90,142
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 22,343             20,343              83,341              22,343            20,343              83,341
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 21,699             19,949              77,030              21,699            19,949              77,030
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 21,060             19,560              71,184              21,060            19,560              71,184
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 20,428             19,178              65,780              20,428            19,178              65,780
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 19,802             18,802              60,593              19,802            18,802              60,593
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 19,186             18,436              56,023              19,179            18,429              56,002
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                18,588             18,588              51,676              18,559            18,559              51,594
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                18,054             18,054              47,843              17,987            17,987              47,665
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                17,534             17,534              44,360              17,415            17,415              44,059
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                17,028             17,028              41,037              16,843            16,843              40,592
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                16,536             16,536              38,032              16,273            16,273              37,428
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                16,057             16,057              35,325              15,705            15,705              34,552
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                15,694             15,694              32,956              15,239            15,239              32,001
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                15,338             15,338              30,829              14,767            14,767              29,681
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                14,990             14,990              28,780              14,289            14,289              27,435
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                14,649             14,649              26,953              13,804            13,804              25,400
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                14,315             14,315              25,194              13,301            13,301              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                12,746             12,746              25,000              9,665              9,665              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                11,334             11,334              25,000              1,270              1,270              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                10,062             10,062              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES
ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.  ACTUAL INVESTMENT  RESULTS WILL DEPEND ON
INVESTMENT  ALLOCATIONS  MADE BY THE POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE DEATH  BENEFIT,
ACCOUNT  VALUE AND CASH  VALUE FOR A POLICY  WOULD BE  DIFFERENT  FROM  THOSE  SHOWN IF  ACTUAL  INVESTMENT  RETURN
APPLICABLE TO THE POLICY  FLUCTUATED  ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS.  THE DEATH
BENEFIT,  ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE INVESTMENT  ALLOCATIONS  MADE
TO THE  SUB-ACCOUNTS  AND THE  RATES OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000             $113,500               55                Female           Joint Life             6%              No Usage
                                                55                 Male                              (4.81% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $25,784             $23,284            $111,901            $25,784            $23,284            $111,901
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 26,583             24,208              109,521             26,583            24,208             109,521
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 27,396             25,146              107,394             27,396            25,146             107,394
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 28,223             26,223              105,273             28,223            26,223             105,273
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 29,062             27,312              103,172             29,062            27,312             103,172
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 29,912             28,412              101,102             29,912            28,412             101,102
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 30,769             29,519              99,076              30,769            29,519              99,076
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 31,631             30,631              96,791              31,631            30,631              96,791
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 32,506             31,756              94,917              32,494            31,744              94,881
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                33,406             33,406              92,868              33,353            33,353              92,720
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                34,418             34,418              91,206              34,290            34,290              90,868
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                35,461             35,461              89,716              35,220            35,220              89,107
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                36,537             36,537              88,053              36,141            36,141              87,099
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                37,646             37,646              86,586              37,050            37,050              85,215
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                38,790             38,790              85,338              37,943            37,943              83,474
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                40,233             40,233              84,489              39,070            39,070              82,046
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                41,730             41,730              83,878              40,182            40,182              80,765
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                43,285             43,285              83,106              41,268            41,268              79,235
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                44,898             44,898              82,612              42,321            42,321              77,870
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                46,573             46,573              81,968              43,333            43,333              76,267
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                56,371             56,371              81,738              47,768            47,768              69,264
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                68,608             68,608              83,702              51,968            51,968              63,401
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                83,625             83,625              94,995              56,661            56,661              64,365
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES
ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.  ACTUAL INVESTMENT  RESULTS WILL DEPEND ON
INVESTMENT  ALLOCATIONS  MADE BY THE POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE DEATH  BENEFIT,
ACCOUNT  VALUE AND CASH  VALUE FOR A POLICY  WOULD BE  DIFFERENT  FROM  THOSE  SHOWN IF  ACTUAL  INVESTMENT  RETURN
APPLICABLE TO THE POLICY  FLUCTUATED  ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS.  THE DEATH
BENEFIT,  ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE INVESTMENT  ALLOCATIONS  MADE
TO THE  SUB-ACCOUNTS  AND THE  RATES OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000             $113,500               55                Female           Joint Life            12%              No Usage
                                                55                 Male                              (10.81% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $27,244             $24,744            $118,239            $27,244            $24,744            $118,239
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 29,681             27,306              122,285             29,681            27,306             122,285
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 32,325             30,075              126,715             32,325            30,075             126,715
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 35,193             33,193              131,269             35,193            33,193             131,269
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 38,299             36,549              135,961             38,299            36,549             135,961
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 41,660             40,160              140,812             41,660            40,160             140,812
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 45,294             44,044              145,845             45,294            44,044             145,845
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 49,214             48,214              150,595             49,214            48,214             150,595
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 53,457             52,707              156,093             53,436            52,686             156,034
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                58,213             58,213              161,832             58,120            58,120             161,575
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                63,554             63,554              168,419             63,319            63,319             167,795
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                69,388             69,388              175,553             68,918            68,918             174,362
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                75,764             75,764              182,591             74,941            74,941             180,608
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                82,756             82,756              190,339             81,442            81,442             187,316
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                90,394             90,394              198,867             88,417            88,417             194,518
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                99,386             99,386              208,711             96,513            96,513             202,676
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17               109,273             109,273             219,639            105,220            105,220            211,491
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18               120,143             120,143             230,675            114,553            114,553            219,942
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19               132,095             132,095             243,054            124,524            124,524            229,123
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20               145,235             145,235             255,613            135,152            135,152            237,868
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25               233,347             233,347             338,353            199,325            199,325            289,021
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30               374,914             374,914             457,395            288,598            288,598            352,089
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35               602,369             602,369             684,272            415,526            415,526            472,025
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES
ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.  ACTUAL INVESTMENT  RESULTS WILL DEPEND ON
INVESTMENT  ALLOCATIONS  MADE BY THE POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE DEATH  BENEFIT,
ACCOUNT  VALUE AND CASH  VALUE FOR A POLICY  WOULD BE  DIFFERENT  FROM  THOSE  SHOWN IF  ACTUAL  INVESTMENT  RETURN
APPLICABLE TO THE POLICY  FLUCTUATED  ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS.  THE DEATH
BENEFIT,  ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE INVESTMENT  ALLOCATIONS  MADE
TO THE  SUB-ACCOUNTS  AND THE  RATES OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                   PRIOR POLICY

-------------------------------------------------------------------------------------------------------------------
Between May 5, 1998 and October 1, 2001 American  Skandia issued a modified single premium  variable life insurance policy under the marketing  name  "American  Skandia  Trophy"  ("Trophy").  The policy is no longer being issued in those  jurisdictions  from which we have received  regulatory  approval of the American  Skandia SPVLI ("AS SPVLI")
policy.  We are  continuing  to issue the Trophy  policy in those  jurisdictions  from  which we have not  received regulatory approval of the AS SPVLI policy.
-------------------------------------------------------------------------------------------------------------------

                   HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND CASH VALUES

It is impossible to illustrate  exactly how a Policy will perform in the future.  However,  you can  illustrate how the Policy works and may be able to better compare a Policy with other life  insurance  plans,  using  hypothetical illustrations  based on the personal  characteristics  of the Insured(s) as well as certain  assumptions  about the future.  You can also do this by  requesting  from us  personalized  hypothetical  illustrations  based on: (a) the
Age(s) of the  Insured(s);  (b) the tobacco  usage class and expected  risk  class(es) of the  Insured(s);  (c) the gender of the  Insured(s),  where  permitted;  (d) the Face  Amount you seek or the amount of Premium you intend to pay; and (e) applicable cost of insurance charges.

The  hypothetical  illustrations  that follow show the changes in the Death  Benefit,  Account Value and Cash Value over time based on certain  assumptions.  All values are  provided as of the end of each  Policy  Year  shown.  The assumptions used are as follows:

1.       Hypothetical  average  annual  gross  rates of return in the  Portfolios  of 0%,  6% and 12%.  Of  course, actual  investment  performance is not a constant rate. If the  hypothetical  gross rate of return were to fluctuate  above or below the 0%, 6% or 12% average  over a period of years,  the Death  Benefit,  Account
         Value and Cash Value may be different.  For hypothetical  rates of return of 0% and 6%, the  illustrations will indicate if a Policy would lapse.  HYPOTHETICAL  RATES OF RETURN ARE FOR  ILLUSTRATIVE  PURPOSES ONLY
         AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE.

2.       Hypothetical  constant  expense  ratios of 1.19% for the  Portfolios.  The total  annual  expenses for the underlying  mutual  funds are shown in the  section  entitled  "Variable  Investment  Options."  The 1.19%
         hypothetical  expense  ratio  is the  average  of the  actual  total  annual  expenses  for all  available
         Portfolios  as of December  31, 2001.  Certain of the  Portfolios  have not been in  existence  for a full year and,  therefore,  the total annual expenses for those  Portfolios are estimated and  annualized.  The
         1.19%  hypothetical  expense  ratio,  when deducted from the  hypothetical  average  annual gross rates of return equals a hypothetical average annual net rate of return of -1.19%, 4.81% and 10.81%, respectively.

3.       The  mortality  and  expense  risk  charge  assessed  against  the  assets in the  Separate  Account at an annualized rate of 0.90%.  The charge for  administrative  expenses  connected with operating the Separate
         Account is 0.25% per year.  It is also assumed that there is no tax charge  assessed  against the Separate
         Account.

4.       The charges  under the Policy,  including  the cost of insurance  charges  that differ by gender,  tobacco usage  class  and  attained  age.  It  is  assumed  that  there  are  no  transfer  fees  applicable.  The hypothetical  illustrations  are  presented  based on both the current and  guaranteed  cost of  insurance charges.

5.       There are no loans,  loan repayments,  withdrawals,  accelerated death benefit payments or amounts paid to maintain  the Policy in effect  during a grace  period.  The  hypothetical  values will include Cash Value
         Credits, if applicable.

6.       The Age(s)  and,  where  applicable,  gender of the  Insured(s)  shown in each  illustration.  The cost of insurance  charges differ based on the age(s) of the  Insured(s) on the Policy Date and,  where  permitted by law, the gender of the Insured(s).

7.       The  Insured(s)  is/are  eligible  for the no tobacco use class.  For each gender and age  classification, the cost of  insurance  rate for the "No Tobacco Use"  classification  is .35% lower than the rate for the
         "Tobacco Usage" classification.

8.       The  Insured(s)  is/are  considered to be in the preferred  risk class.  If the Insured is/are placed in a substandard  risk class,  the values for the Death Benefit will differ;  however,  the applicable  Account
         Value and Cash Value will not differ  because the risk  classification  does not impact  charges under the
         Policy.

9.       The Premium and Face Amount are as shown in each illustration.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
----------------------------------------------------------------------------------------------------------------------------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $55,347               55                 Male           Single Life             0%              No Usage
                                                                                                     (-1.19% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $24,097             $21,597             $51,926            $23,996            $21,496            $51,708
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 23,226             20,851              48,612              23,021            20,646              48,184
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 22,385             20,135              45,526              22,076            19,826              44,898
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 21,573             19,573              42,652              21,159            19,159              41,834
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 20,790             19,040              39,975              20,270            18,520              38,977
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 20,034             18,534              37,482              19,409            17,909              36,312
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 19,304             18,054              35,160              18,573            17,323              33,828
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 18,600             17,600              32,998              17,762            16,762              31,511
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 17,921             17,171              30,987              16,974            16,224              29,350
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                17,265             17,265              29,114              16,210            16,210              27,335
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                16,741             16,741              27,549              15,571            15,571              25,624
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                16,232             16,232              26,083              14,939            14,939              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                15,738             15,738              25,000              14,283            14,283              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                15,258             15,258              25,000              13,593            13,593              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                14,791             14,791              25,000              12,861            12,861              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                14,338             14,338              25,000              12,078            12,078              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                13,898             13,898              25,000              11,230            11,230              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                13,471             13,471              25,000              10,299            10,299              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                13,055             13,055              25,000              9,265              9,265              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                12,652             12,652              25,000              8,105              8,105              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                10,802             10,802              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                9,202               9,202              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                7,818               7,818              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES
ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.  ACTUAL INVESTMENT  RESULTS WILL DEPEND ON
INVESTMENT  ALLOCATIONS  MADE BY THE POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE DEATH  BENEFIT,
ACCOUNT  VALUE AND CASH  VALUE FOR A POLICY  WOULD BE  DIFFERENT  FROM  THOSE  SHOWN IF  ACTUAL  INVESTMENT  RETURN
APPLICABLE TO THE POLICY  FLUCTUATED  ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS.  THE DEATH
BENEFIT,  ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE INVESTMENT  ALLOCATIONS  MADE
TO THE  SUB-ACCOUNTS  AND THE  RATES OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $55,347               55                 Male           Single Life             6%              No Usage
                                                                                                     (4.81% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $25,544             $23,044             $55,043            $25,436            $22,936            $54,812
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 26,100             23,725              54,628              25,870            23,495              54,147
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 26,669             24,419              54,239              26,301            24,051              53,491
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 27,251             25,251              53,877              26,728            24,728              52,845
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 27,846             26,096              53,543              27,151            25,401              52,207
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 28,455             26,955              53,237              27,568            26,068              51,577
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 29,078             27,828              52,961              27,977            26,727              50,956
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 29,715             28,715              52,717              28,377            27,377              50,343
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 30,367             29,617              52,507              28,766            28,016              49,738
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                31,034             31,034              52,332              29,142            29,142              49,141
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                31,923             31,923              52,533              29,698            29,698              48,870
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                32,839             32,839              52,769              30,246            30,246              48,602
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                33,782             33,782              53,038              30,788            30,788              48,336
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                34,754             34,754              53,340              31,321            31,321              48,073
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                35,753             35,753              53,677              31,847            31,847              47,812
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                36,783             36,783              54,051              32,361            32,361              47,554
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                37,843             37,843              54,467              32,861            32,861              47,297
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                38,934             38,934              54,931              33,343            33,343              47,043
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                40,058             40,058              55,448              33,804            33,804              46,791
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                41,215             41,215              56,021              34,242            34,242              46,542
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                47,536             47,536              59,638              36,138            36,138              45,338
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                55,264             55,264              64,944              37,614            37,614              44,202
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                64,598             64,598              71,792              38,830            38,830              43,155
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES
ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.  ACTUAL INVESTMENT  RESULTS WILL DEPEND ON
INVESTMENT  ALLOCATIONS  MADE BY THE POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE DEATH  BENEFIT,
ACCOUNT  VALUE AND CASH  VALUE FOR A POLICY  WOULD BE  DIFFERENT  FROM  THOSE  SHOWN IF  ACTUAL  INVESTMENT  RETURN
APPLICABLE TO THE POLICY  FLUCTUATED  ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS.  THE DEATH
BENEFIT,  ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE INVESTMENT  ALLOCATIONS  MADE
TO THE  SUB-ACCOUNTS  AND THE  RATES OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $55,347               55                 Male           Single Life            12%              No Usage
                                                                                                     (10.81% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $26,990             $24,490             $58,160            $26,877            $24,377            $57,916
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 29,142             26,767              60,995              28,885            26,510              60,458
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 31,467             29,217              63,998              31,033            28,783              63,116
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 33,980             31,980              67,182              33,329            31,329              65,895
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 36,696             34,946              70,561              35,781            34,031              68,801
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 39,633             38,133              74,150              38,397            36,897              71,839
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 42,806             41,556              77,965              41,187            39,937              75,016
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 46,236             45,236              82,026              44,156            43,156              78,337
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 49,944             49,194              86,356              47,314            46,564              81,808
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                53,951             53,951              90,976              50,667            50,667              85,438
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                58,810             58,810              96,777              54,717            54,717              90,041
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                64,110             64,110              103,016             59,057            59,057              94,897
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                69,890             69,890              109,727             63,707            63,707             100,019
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                76,199             76,199              116,952             68,687            68,687             105,422
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                83,107             83,107              124,770             74,016            74,016             111,121
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                90,640             90,640              133,193             79,737            79,737             117,170
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                98,857             98,857              142,285             85,846            85,846             123,558
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18               107,818             107,818             152,117             92,350            92,350             130,293
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19               117,592             117,592             162,771             99,261            99,261             137,397
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20               128,252             128,252             174,323            106,597            106,597            144,890
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25               197,920             197,920             248,307            150,661            150,661            189,016
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30               305,433             305,433             358,928            209,966            209,966            246,741
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35               471,348             471,348             523,842            290,182            290,182            322,499
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES
ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.  ACTUAL INVESTMENT  RESULTS WILL DEPEND ON
INVESTMENT  ALLOCATIONS  MADE BY THE POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE DEATH  BENEFIT,
ACCOUNT  VALUE AND CASH  VALUE FOR A POLICY  WOULD BE  DIFFERENT  FROM  THOSE  SHOWN IF  ACTUAL  INVESTMENT  RETURN
APPLICABLE TO THE POLICY  FLUCTUATED  ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS.  THE DEATH
BENEFIT,  ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE INVESTMENT  ALLOCATIONS  MADE
TO THE  SUB-ACCOUNTS  AND THE  RATES OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $62,362               55                Female          Single Life             0%              No Usage
                                                                                                     (-1.19% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $24,133             $21,633             $58,571            $24,007            $21,507            $58,264
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 23,296             20,921              54,880              23,047            20,672              54,294
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 22,486             20,236              51,424              22,123            19,873              50,593
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 21,704             19,704              48,188              21,232            19,232              47,142
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 20,948             19,198              45,158              20,375            18,625              43,923
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 20,217             18,717              42,322              19,548            18,048              40,922
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 19,510             18,260              39,672              18,748            17,498              38,123
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 18,827             17,827              37,199              17,974            16,974              35,512
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 18,167             17,417              34,895              17,222            16,472              33,078
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                17,530             17,530              32,748              16,492            16,492              30,808
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                17,024             17,024              30,948              15,886            15,886              28,880
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                16,532             16,532              29,258              15,296            15,296              27,071
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                16,053             16,053              27,669              14,721            14,721              25,373
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                15,587             15,587              26,172              14,154            14,154              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                15,134             15,134              25,000              13,572            13,572              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                14,693             14,693              25,000              12,969            12,969              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                14,265             14,265              25,000              12,336            12,336              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                13,848             13,848              25,000              11,664            11,664              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                13,442             13,442              25,000              10,939            10,939              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                13,047             13,047              25,000              10,150            10,150              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                11,228             11,228              25,000              4,611              4,611              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                9,644               9,644              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                8,263               8,263              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES
ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.  ACTUAL INVESTMENT  RESULTS WILL DEPEND ON
INVESTMENT  ALLOCATIONS  MADE BY THE POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE DEATH  BENEFIT,
ACCOUNT  VALUE AND CASH  VALUE FOR A POLICY  WOULD BE  DIFFERENT  FROM  THOSE  SHOWN IF  ACTUAL  INVESTMENT  RETURN
APPLICABLE TO THE POLICY  FLUCTUATED  ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS.  THE DEATH
BENEFIT,  ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE INVESTMENT  ALLOCATIONS  MADE
TO THE  SUB-ACCOUNTS  AND THE  RATES OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $62,362               55                Female          Single Life             6%              No Usage
                                                                                                     (4.81% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $25,582             $23,082             $62,088            $25,448            $22,948            $61,761
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 26,179             23,804              61,671              25,900            23,525              61,013
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 26,790             24,540              61,266              26,357            24,107              60,276
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 27,416             25,416              60,870              26,821            24,821              59,549
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 28,057             26,307              60,485              27,291            25,541              58,832
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 28,714             27,214              60,112              27,765            26,265              58,124
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 29,388             28,138              59,757              28,241            26,991              57,425
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 30,077             29,077              59,426              28,716            27,716              56,736
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 30,784             30,034              59,127              29,184            28,434              56,055
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                31,508             31,508              58,861              29,646            29,646              55,383
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                32,460             32,460              59,010              30,298            30,298              55,078
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                33,443             33,443              59,187              30,951            30,951              54,777
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                34,456             34,456              59,387              31,608            31,608              54,479
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                35,500             35,500              59,606              32,270            32,270              54,184
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                36,577             36,577              59,845              32,938            32,938              53,891
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                37,688             37,688              60,108              33,608            33,608              53,601
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                38,833             38,833              60,403              34,276            34,276              53,313
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                40,014             40,014              60,738              34,935            34,935              53,028
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                41,232             41,232              61,124              35,580            35,580              52,744
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                42,488             42,488              61,564              36,207            36,207              52,463
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                49,381             49,381              64,582              39,072            39,072              51,100
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                57,995             57,995              69,691              41,449            41,449              49,808
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                68,311             68,311              76,457              43,432            43,432              48,611
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES
ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.  ACTUAL INVESTMENT  RESULTS WILL DEPEND ON
INVESTMENT  ALLOCATIONS  MADE BY THE POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE DEATH  BENEFIT,
ACCOUNT  VALUE AND CASH  VALUE FOR A POLICY  WOULD BE  DIFFERENT  FROM  THOSE  SHOWN IF  ACTUAL  INVESTMENT  RETURN
APPLICABLE TO THE POLICY  FLUCTUATED  ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS.  THE DEATH
BENEFIT,  ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE INVESTMENT  ALLOCATIONS  MADE
TO THE  SUB-ACCOUNTS  AND THE  RATES OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $62,362               55                Female          Single Life            12%              No Usage
                                                                                                     (10.81% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $27,031             $24,531             $65,604            $26,889            $24,389            $65,259
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 29,230             26,855              68,858              28,918            26,543              68,124
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 31,610             29,360              72,289              31,099            28,849              71,121
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 34,186             32,186              75,902              33,444            31,444              74,255
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 36,975             35,225              79,709              35,965            34,215              77,531
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 39,994             38,494              83,724              38,672            37,172              80,957
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 43,262             42,012              87,968              41,575            40,325              84,539
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 46,799             45,799              92,465              44,682            43,682              88,283
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 50,629             49,879              97,243              48,001            47,251              92,196
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                54,911             54,911              102,581             51,542            51,542              96,288
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                59,947             59,947              108,979             55,820            55,820             101,476
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                65,449             65,449              115,831             60,430            60,430             106,949
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                71,458             71,458              123,163             65,401            65,401             112,724
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                78,034             78,034              131,023             70,763            70,763             118,815
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                85,236             85,236              139,459             76,553            76,553             125,252
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                93,103             93,103              148,490             82,813            82,813             132,078
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17               101,696             101,696             158,182             89,541            89,541             139,275
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18               111,082             111,082             168,613             96,754            96,754             146,864
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19               121,334             121,334             179,869            104,468            104,468            154,865
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20               132,533             132,533             192,038            112,702            112,702            163,303
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25               206,074             206,074             269,512            162,829            162,829            212,955
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30               320,421             320,421             385,044            231,200            231,200            277,828
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35               498,218             498,218             557,634            324,200            324,200            362,863
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES
ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.  ACTUAL INVESTMENT  RESULTS WILL DEPEND ON
INVESTMENT  ALLOCATIONS  MADE BY THE POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE DEATH  BENEFIT,
ACCOUNT  VALUE AND CASH  VALUE FOR A POLICY  WOULD BE  DIFFERENT  FROM  THOSE  SHOWN IF  ACTUAL  INVESTMENT  RETURN
APPLICABLE TO THE POLICY  FLUCTUATED  ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS.  THE DEATH
BENEFIT,  ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE INVESTMENT  ALLOCATIONS  MADE
TO THE  SUB-ACCOUNTS  AND THE  RATES OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $75,421               55                Female           Joint Life             0%              No Usage
                                                55                 Male                              (-1.19% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $24,228             $21,728             $70,517            $24,228            $21,728            $70,517
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 23,474             21,099              65,714              23,474            21,099              65,714
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 22,737             20,487              61,235              22,737            20,487              61,235
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 22,016             20,016              57,059              22,016            20,016              57,059
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 21,311             19,561              53,166              21,311            19,561              53,166
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 20,622             19,122              49,536              20,622            19,122              49,536
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 19,947             18,697              46,151              19,947            18,697              46,151
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 19,285             18,285              42,995              19,285            18,285              42,995
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 18,638             17,888              40,057              18,635            17,885              40,053
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                18,011             18,011              37,337              17,998            17,998              37,309
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                17,519             17,519              35,048              17,484            17,484              34,979
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                17,039             17,039              32,916              16,975            16,975              32,793
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                16,571             16,571              30,933              16,469            16,469              30,741
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                16,116             16,116              29,086              15,966            15,966              28,817
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                15,672             15,672              27,367              15,468            15,468              27,011
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                15,239             15,239              25,768              14,973            14,973              25,316
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                14,818             14,818              25,000              14,474            14,474              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                14,408             14,408              25,000              13,954            13,954              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                14,008             14,008              25,000              13,404            13,404              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                13,618             13,618              25,000              12,814            12,814              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                11,815             11,815              25,000              8,744              8,744              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                10,232             10,232              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                8,842               8,842              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES
ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.  ACTUAL INVESTMENT  RESULTS WILL DEPEND ON
INVESTMENT  ALLOCATIONS  MADE BY THE POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE DEATH  BENEFIT,
ACCOUNT  VALUE AND CASH  VALUE FOR A POLICY  WOULD BE  DIFFERENT  FROM  THOSE  SHOWN IF  ACTUAL  INVESTMENT  RETURN
APPLICABLE TO THE POLICY  FLUCTUATED  ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS.  THE DEATH
BENEFIT,  ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE INVESTMENT  ALLOCATIONS  MADE
TO THE  SUB-ACCOUNTS  AND THE  RATES OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $75,421               55                Female           Joint Life             6%              No Usage
                                                55                 Male                              (4.81% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $25,682             $23,182             $74,751            $25,682            $23,182            $74,751
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 26,379             24,004              73,846              26,379            24,004              73,846
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 27,088             24,838              72,955              27,088            24,838              72,955
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 27,810             25,810              72,076              27,810            25,810              72,076
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 28,544             26,794              71,210              28,544            26,794              71,210
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 29,289             27,789              70,356              29,289            27,789              70,356
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 30,044             28,794              69,513              30,044            28,794              69,513
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 30,807             29,807              68,683              30,807            29,807              68,683
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 31,579             30,829              67,871              31,575            30,825              67,863
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                32,371             32,371              67,105              32,347            32,347              67,055
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                33,401             33,401              66,821              33,335            33,335              66,691
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                34,464             34,464              66,580              34,335            34,335              66,330
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                35,562             35,562              66,383              35,343            35,343              65,972
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                36,697             36,697              66,231              36,357            36,357              65,619
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                37,868             37,868              66,128              37,376            37,376              65,268
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                39,078             39,078              66,075              38,395            38,395              64,921
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                40,327             40,327              66,079              39,410            39,410              64,576
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                41,617             41,617              66,147              40,414            40,414              64,234
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                42,950             42,950              66,286              41,401            41,401              63,895
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                44,326             44,326              66,504              42,363            42,363              63,559
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                52,043             52,043              68,993              46,712            46,712              61,925
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                61,748             61,748              74,407              50,105            50,105              60,377
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                73,292             73,292              82,023              53,341            53,341              59,696
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES
ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.  ACTUAL INVESTMENT  RESULTS WILL DEPEND ON
INVESTMENT  ALLOCATIONS  MADE BY THE POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE DEATH  BENEFIT,
ACCOUNT  VALUE AND CASH  VALUE FOR A POLICY  WOULD BE  DIFFERENT  FROM  THOSE  SHOWN IF  ACTUAL  INVESTMENT  RETURN
APPLICABLE TO THE POLICY  FLUCTUATED  ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS.  THE DEATH
BENEFIT,  ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE INVESTMENT  ALLOCATIONS  MADE
TO THE  SUB-ACCOUNTS  AND THE  RATES OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $75,421               55                Female           Joint Life            12%              No Usage
                                                55                 Male                              (10.81% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $27,137             $24,637             $78,984            $27,137            $24,637            $78,984
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 29,453             27,078              82,452              29,453            27,078              82,452
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 31,961             29,711              86,080              31,961            29,711              86,080
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 34,677             32,677              89,874              34,677            32,677              89,874
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 37,616             35,866              93,842              37,616            35,866              93,842
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 40,794             39,294              97,991              40,794            39,294              97,991
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 44,227             42,977              102,329             44,227            42,977             102,329
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 47,933             46,933              106,865             47,933            46,933             106,865
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 51,934             51,184              111,620             51,928            51,178             111,607
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                56,412             56,412              116,944             56,370            56,370             116,856
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                61,680             61,680              123,397             61,560            61,560             123,156
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                67,443             67,443              130,290             67,190            67,190             129,801
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                73,747             73,747              137,661             73,292            73,292             136,810
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                80,669             80,669              145,595             79,921            79,921             144,245
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                88,247             88,247              154,103             87,100            87,100             152,099
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                96,537             96,537              163,230             94,851            94,851             160,380
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17               105,606             105,606             173,042            103,207            103,207            169,111
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18               115,526             115,526             183,617            112,191            112,191            178,316
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19               126,379             126,379             195,045            121,828            121,828            188,022
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20               138,251             138,251             207,421            132,141            132,141            198,255
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25               216,587             216,587             287,124            194,953            194,953            258,444
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30               339,311             339,311             408,876            279,717            279,717            337,064
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35               531,574             531,574             594,904            393,295            393,295            440,150
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES
ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT  RESULTS.  ACTUAL INVESTMENT  RESULTS WILL DEPEND ON
INVESTMENT  ALLOCATIONS  MADE BY THE POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE DEATH  BENEFIT,
ACCOUNT  VALUE AND CASH  VALUE FOR A POLICY  WOULD BE  DIFFERENT  FROM  THOSE  SHOWN IF  ACTUAL  INVESTMENT  RETURN
APPLICABLE TO THE POLICY  FLUCTUATED  ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS.  THE DEATH
BENEFIT,  ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE INVESTMENT  ALLOCATIONS  MADE
TO THE  SUB-ACCOUNTS  AND THE  RATES OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.